UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

NRG YIELD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On June 30, 2014, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield, Inc. (“NRG Yield”), completed its previously announced acquisition of (i) 100% of the membership interests of Natural Gas Repowering LLC, which indirectly owns the El Segundo Energy Center, a 550 MW fast-start, gas-fired facility located in Los Angeles County, California (“El Segundo Energy Center”), from NRG Gas Development Company, LLC (“NRG Gas”), (ii) 100% of the membership interests of NRG Solar Mayfair LLC, which indirectly owns TA High Desert, a 20 MW solar facility located in Los Angeles County, California (“TA High Desert”), from NRG Solar PV LLC (“NRG Solar” and, together with NRG Gas, the “Sellers”), and (iii) 100% of the membership interests of NRG Solar Kansas South Holdings LLC, which indirectly owns RE Kansas South, a 20 MW solar facility located in Kings County, California (“RE Kansas South”, together with El Segundo and TA High Desert, the “ROFO Assets”), from NRG Solar (collectively, the “Drop-Down Transactions”), pursuant to those certain purchase and sale agreements (collectively, the “Purchase and Sale Agreements”) with the Sellers, each of which are wholly-owned subsidiaries of NRG Energy, Inc. (“NRG Energy”).

In exchange for the ROFO Assets, the Purchaser paid a total purchase price of $349 million in total cash consideration, excluding adjustments for working capital, plus assumed project debt of $657 million.  The total purchase price is subject to an adjustment for working capital.  The cash purchase price was funded with cash on hand.

The foregoing description of the Purchase and Sale Agreements is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreements, copies of which are filed as Exhibits 2.1, 2.2 and 2.3 to NRG Yield’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 9, 2014 and are incorporated herein by reference.

The terms of the Drop-Down Transactions were unanimously approved by the independent members of the board of directors of NRG Yield, which retained independent legal and financial advisors to assist in evaluating and negotiating the Drop-Down Transactions. In approving the Drop-Down Transactions, the independent members of the board of directors of NRG Yield based their decisions in part on an opinion from their independent financial advisor.

NRG Energy owns 65.5% of the combined voting power of NRG Yield’s Class A and Class B common stock. In addition, NRG Yield depends on management and administration services provided by or under the direction of NRG Energy under NRG Yield’s Management Services Agreement.

On June 30, 2014, NRG Yield issued a press release announcing the completion of the Drop Down Transactions.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)                                 Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)                                 Exhibits.

Exhibit Number	Document

10.1

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Gas Development Company, LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.1 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

10.2

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Solar PV LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.2 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

10.3

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Solar PV LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.3 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

99.1	Press Release dated June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

By:	/s/ Brian Curci
Brian Curci
Corporate Secretary

July 7, 2014

EXHIBIT INDEX

Exhibit No.	Document

10.1

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Gas Development Company, LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.1 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

10.2

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Solar PV LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.2 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

10.3

Purchase and Sale Agreement, dated as of May 5, 2014, by and between NRG Solar PV LLC and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.3 to NRG Yield, Inc.’s Current Report on Form 8-K filed on May 9, 2014)

99.1	Press Release dated June 30, 2014